UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2018, the Company announced that the merger agreement between the Company and Pacific Commerce Bancorp was approved by the shareholders of the Company on June 19, 2018, and by the shareholders of Pacific Commerce Bancorp on June 15, 2018. The transaction is anticipated to close on July 31, 2018.

Set forth below are the four items that were voted on at the First Choice Bancorp Annual Meeting held on June 19, 2018 and the shareholder votes on each such matter, as certified by the Annual Meeting inspector of election. Each of the items below is described in further detail in the definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Commission on May 2, 2018 (the “Definitive Proxy Statement”). Other than the four items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action. Each of the four items that were voted on at the Annual Meeting was approved by the Company’s shareholders.

On the record date for the Annual Meeting, there were 7,250,844 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 6,364,961 shares of Company common stock were presented at the Annual Meeting, in person or represented by proxy, representing 87.8% of the shares eligible to vote.

Proposal 1: The proposal to approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018 (the “merger agreement”), by which Pacific Commerce Bancorp will be merged with and into the Company; and Pacific Commerce Bancorp’s bank subsidiary, Pacific Commerce Bank, will be merged with and into the Company’s bank subsidiary, First Choice Bank, was approved, having received the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON VOTES
5,397,426	505	1,082	965,948

Proposal 2: The proposal to approve any adjournment or postponement of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger agreement and the Merger or for any other legally permissible purpose, was approved, having received the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON VOTES
6,010,187	303,592	51,182	-0-

Proposal 3: All nominees were elected to the Board of Directors with the following vote counts:

NOMINEES	VOTES FOR	WITHHELD	BROKER NON-VOTES
Roshan H. Bhakta	5,103,475	295,538	965,948
Homer Wai Chan	5,103,475	295,538	965,948
Robert M. Franko	5,103,525	295,488	965,948
James H. Gray	5,102,437	296,576	965,948
Peter H Hui	5,103,475	295,538	965,948
Fred Jensen	5,096,271	302,742	965,948
Pravin C. Pranav	5,103,475	295,538	965,948
Uka Solanki	5,102,393	296,620	965,948
Philip T. Thong	5,103,525	295,488	965,948

Proposal 4: The appointment of Vavrinek, Trine, Day & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, having received the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON VOTES
6,078,456	286,000	505	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: June 20, 2018	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer